UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010

DIEDRICH COFFEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21203	33-0086628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Executive Park, Suite 200 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 260-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On February 10, 2010, Diedrich Coffee, Inc. (the “Company”) entered into an Amendment No. 3 to 2001 Warrant (the “Amendment”) with Sequoia Enterprises, L.P., a California limited partnership (“Sequoia”). The Amendment provides that the Company shall give Sequoia no less than seven days prior written notice of an acquisition or an asset transfer. In addition, the Amendment removes the automatic exercise feature such that any exercise of the warrant in connection with an acquisition or asset transfer is voluntary rather than automatic.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Reference

10.1	Amendment No. 3 to 2001 Warrant by and between Diedrich Coffee, Inc. and Sequoia Enterprises, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diedrich Coffee, Inc.

Date: February 11, 2010

/S/ SEAN M. MCCARTHY
(Signature)
	Name:	Sean M. McCarthy
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Reference

10.1	Amendment No. 3 to 2001 Warrant by and between Diedrich Coffee, Inc. and Sequoia Enterprises, L.P.